UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C

                 Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 (Amendment No. ______)


Check the appropriate box:

[_]   Preliminary Information Statement

[_] Confidential, for use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X}   Definitive Information Statement


                          WESTERN PLAINS ENERGY, L.L.C.
                         ------------------------------
                (Name of Registrant as Specified in its Charter)


Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[_]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

[_]   Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

      (2) Form, Schedule or Registration Statement No.:

      (3) Filing Party:

      (4) Date Filed:

                          WESTERN PLAINS ENERGY, L.L.C.
                               3022 County Road 18
                              Oakley, Kansas 67748

                       NOTICE OF ANNUAL MEETING OF MEMBERS

     Notice is hereby given that the 2004 annual meeting of the members of Western Plains Energy, L.L.C. (the "Company") will be held on March 1, 2005 at the Oakley High School Auditorium, 118 West 7th Street, Oakley, Kansas, and will commence at 7:00 p.m., local time, for the following purposes:

     1.   To elect three managers to serve on the Board of Managers;

     2. To ratify the appointment of Stark, Winter, Schenkein & Co., LLP as the Company's independent accountants for the fiscal year ending September 30, 2005; and

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Managers has fixed the close of business on January 20, 2005 as the record date for determining the members of the Company entitled to notice of, and to vote at, the 2004 annual meeting. Accordingly, only members of record on the books of the Company at the close of business on January 20, 2005 will be entitled to notice of the meeting and to vote by mail-in ballot.

     All members are cordially invited and urged to attend the annual meeting in person. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING WRITE-IN BALLOT IN ORDER TO CAST YOUR VOTE FOR THE NOMINEES FOR THE BOARD OF MANAGERS AND FOR THE COMPANY'S AUDITORS AS PROMPTLY AS POSSIBLE. A PRE-ADDRESSED RETURN ENVELOPE IS ENCLOSED FOR THAT PURPOSE. MEMBERS WILL NOT BE PERMITTED TO VOTE IN PERSON AT THE ANNUAL MEETING FOR THE BOARD OF MANAGERS OR APPROVAL OF THE AUDITORS.

     An information statement explaining the matters to be acted upon at the meeting follows. Please read it carefully.

January 26, 2005

                                By Order of the Board of Managers,


                                 /s/ Ben Dickman
                                 ----------------------------------
                                 Ben Dickman, Secretary

INFORMATION STATEMENT

                          WESTERN PLAINS ENERGY, L.L.C.
                               3022 County Road 18
                              Oakley, Kansas 67748

                            Information Statement for
                         2004 Annual Meeting of Members
                            to be held March 1, 2005

                 Information Concerning Solicitation and Voting

General

     The Board of Managers of Western Plains Energy, L.L.C., a Kansas limited liability company (the "Company"), is furnishing this information statement to you in connection with the solicitation of write-in ballots for use at the annual meeting of members of the Company to be held at the Oakley High School Auditorium, 118 West 7th Street, Oakley, Kansas, on March 1, 2005 at 7:00 p.m., local time, and at any and all adjournments of such meeting, for the purposes set forth herein and in the accompanying notice of annual meeting. This information and the enclosed write-in ballot are first being sent to members entitled to vote on or about February 1, 2005.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US ONE.

     If the enclosed mail-in ballot is executed and received by the Company by February 25, 2005, the membership units owned by you will be counted in accordance with the vote contained therein. Executed mail-in ballots that contain no vote will be counted for the purpose of determining whether a quorum of members are present at the meeting but will be counted as "withheld" for each nominee for manager and "abstain" for the ratification of the appointment of the auditors.

Solicitation

     The cost of the meeting (which we consider normal for an uncontested election of managers), including the cost of preparing and mailing this information statement and write-in ballot, will be borne by the Company. The Company may use the services of its managers, officers, employees and contractors to solicit write-in ballots, personally or by telephone, but at no additional salary or compensation.

Voting Rights and Outstanding Capital Units

     Only members of record at the close of business on January 20, 2005 are entitled to receive notice and to vote in connection with the annual meeting. At the close of business on January 20, 2005, the following units were issued and outstanding: 2,286 Class A capital units; 1,744 Class B capital units; and 50 Class C capital units.

     Each Class A member may cast one vote on each matter coming to a vote of the Class A members, regardless of the number of Class A capital units owned by such member. Because there are 516 Class A capital unit holders, Class A unit holders are entitled to a total of 516 votes.

     Each Class B and Class C member may cast one vote for each Class B capital unit and Class C capital unit, as the case may be, owned by such member on each matter coming to a vote of the Class B and C members (the holders of the Class B units and the Class C units vote together as a single class). Because there are 1,794 Class B and C capital units issued and outstanding, Class B and C unit holders are entitled to 1,794 votes.

A detailed explanation of the voting rights and the procedures for voting by mail-in ballot can be found under "Matters to be Voted On-Election of Managers" below.

     The receipt by the Company of mail-in ballots from the combination of at least 10% of the Company's Class A members, Class B members owning 10% of the Company's outstanding Class B capital units and Class C members owning 10% of the outstanding Class C capital units is required to have the necessary quorum of members to convene the annual meeting

     All votes for the Board of Managers will be tabulated by the inspector of the election appointed for the annual meeting, Don Tilton, CPA, Mapes and Miller CPAs. Mr. Tilton will separately tabulate votes cast for nominees as managers and the auditor, votes withheld from any and all managers, votes against the auditor and abstentions. Votes withheld from any or all managers and abstentions will be treated as present at the meeting for purposes of determining a quorum, but will not be counted as votes for or against any nominee or the auditor.

Mail-in Ballots

     Members cannot vote in person or by proxy at the annual meeting for nominees to serve on the Board of Managers or for ratification of the auditors. The enclosed mail-in ballot is the only means by which a member may vote his, her or its membership units for the Board of Managers and to ratify the auditors. If the enclosed mail-in ballot is properly executed and received by the Company by February 25, 2005, the units represented will be counted in accordance with the vote contained therein. Members are urged to specify their choices by marking the appropriate boxes on the enclosed mail-in ballot. Class A Members must complete the Class A Member Mail-in Ballot. Class B & C Members must complete the Class B & C Member Mail-in Ballot. Votes withheld from any nominee for the Board of Managers and abstentions for ratification of the independent auditor will be counted for purposes of determining a quorum, but will not be counted as votes cast.

     YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR MAIL-IN BALLOT PROMPTLY SO YOUR VOTES CAN BE COUNTED.

     If you have any questions regarding the information in the information statement or regarding completion of the enclosed mail-in ballot, please call Western Plains Energy, L.L.C. at (785) 672-8810 and ask for Mike Erhart or Debbie Nelson.

                            Matters to be Voted Upon

 Election of Managers.

     One of the purposes of the annual meeting is to elect three members to the Board of Managers. Our current Board of Managers consists of nine individuals who have occupied their positions since the last annual meeting. As required by our Operating Agreement, the terms of three of the mangers elected at the last annual meeting (Brian Baalman, David Mann and Ronald Blaesi) expire at this annual meeting and the members are required to elect three individuals to serve in the place of those managers whose terms will expire.

     The Company's Operating Agreement provides that beginning with the elections at the first annual meeting, the Class B and C members, voting together as a separate class, will always have the right to elect at least one person to the Board of Managers and the Class A Members will always have the right to elect at least one manager. The Class B and C members, voting together as a separate class, will elect one additional person to the Board of Managers for each additional 11% of the total Capital Units that are Class B Units if the percentage of the total equity raised in our initial public offering ("Offering") through the sale of Class B Units was more than 22%. Because the percentage of equity obtained through the sale of Class B units in that Offering was at least 33% but less than 44%, according to the chart contained in Section 8.4(b) of the Operating Agreement, our Board of Managers shall consist of six managers elected by our Class A members ("Class A Managers") voting as a separate class; and three managers elected by our Class B and C members ("Class B and C Managers") voting together as a separate class.

     The following two individuals have been nominated to serve as Class A Managers to fill the vacancies which will occur at the upcoming meeting:

                  Brian Baalman
                  David Mann

     The following two individuals have been nominated to serve as the one Class B and C Manager to fill the vacancy that will occur at the upcoming meeting:

                  Ronald Blaesi
                  Scott Foote

     Each manager elected at the 2004 annual meeting will serve a term of three years; their term of office will expire at the 2007 annual meeting to be held in 2008.

Class A Voting Procedures
-------------------------

     Although each Class A member is entitled to cast only one vote for each matter to be voted on at the annual meeting regardless of the number of Class A units that he, she or it owns, each Class A member may cast that vote for each of two different Class A Manager nominees because there are currently two Class A seats open on our Board of Managers. That is, each Class A member may vote for, or withhold his vote from, each of the two Class A nominees. The holder of a Class A unit may also vote for up to two individuals who have not been nominated by the Board by writing his or her name in the appropriate place on the ballot. Class A members may not cast more than one vote for any one Class A nominee and may not cumulate their votes.

Class B and Class C Voting Procedures
-------------------------------------

     Each Class B and Class C member is entitled to cast as many votes for one nominee for the Class B and C Manager as the number of Class B or Class C units each member owns. Because there is only one Class B and Class C seat open on the Board, the holders of Class B units and holders of Class C units may only vote for one nominee. Or, the members may vote for one other individual who has not been nominated by the Board by writing his or her name in the appropriate space on the ballot. The number of votes cast for that one person, unlike Class A members, will depend on the number of units the Class B and Class C member owns. To illustrate, if a member owns one Class B or Class C unit, such member may cast only one vote for, or withhold that vote from, one Class B and C nominee. Alternatively, if a member owns 100 Class B or Class C units, such member may cast 100 votes for, or withhold those votes from, one Class B and C nominee.

     The two nominees for Class A Manager receiving the greatest number of votes will be elected to the Board of Managers and the one nominee for Class B and C Manager receiving the greatest number of votes will be elected to the Board of Managers. The Board of Managers recommends a vote FOR each of the nominees for the Class A nominee and FOR Ronald Blaesi as the nominee for the Class B Manager.

Information about Current Managers and Nominees

     The following information summarizes the business experience for the last five years and certain other information for each current member of the Board of Managers and each nominee for the Board of Managers of the Company, as well as, where relevant, the educational background of such individuals:

Class A Managers and Nominees

                                                         Term of
  Name and Address         Age    Occupation             Office                               Background
--------------------       ---    --------------         ---------     ------------------------------------------------------------
Brian Baalman (1),(3)      46     Farmer, Feed Yard      2004 Annual   Brian is an original  board member of Western Plains Energy,
HC1 Box 62                        Owner                  Meeting       L.L.C.  He has been  farming  in  Sheridan,  Thomas and Gove
Menlo, KS 67753                                                        counties in Kansas  since  1974.  He also owns a 10,000 head feed yard that he leases to a third-party.  He is a lifetime resident of Menlo,  Kansas and currently is the President of the Kansas Corn Growers  Association.  He previously was the
                                                                       President of the Northwest  Kansas Corn Growers Association.

                                                         Term of
  Name and Address         Age    Occupation             Office                               Background
--------------------       ---    --------------         ---------     ------------------------------------------------------------
Ben Dickman (2),(3)        50     Farmer                 2006 Annual   Ben is an original  board member of Western  Plains  Energy,
506 South Second                                         Meeting       L.L.C.  and  currently  serves as  Secretary.  He received a
P.O. Box 275                                                           Bachelor of Science  degree in  Agricultural  Economics from
Grinnell, KS 67738                                                     Kansas State  University in 1975. He has been farming in the
                                                                       Grinnell,  Kansas area since 1976 and  currently is a member of the  school  board for the  U.S.D.  291  Grinnell  School
                                                                       District.  He served  as a board  member  for the  Northwest
                                                                       Kansas Groundwater Management District from 1980 to 1986 and as  a  member  of  the  Smoky  Hill  Saline  Basin  Advisory
                                                                       Committee from 1985 to 1996.

Gary Johnson               57     Co-owner of the        2005 Annual   Gary is an original  board member of Western  Plains Energy,
3572 Highway 40                   Mitten Truck Stop in   Meeting       L.L.C.  He has been  the  co-owner of the Mitten Truck Stop,
Oakley, KS 67748                  Oakley, Kansas                       Inc. for the last 35 years.  He attended  Cowley  County Jr.
                                                                       College  for two (2) years.  He is a past   board member and
                                                                       officer of the Oakley Jaycees,  the Logan County  Fair Board the  Oakley  Country  Club,  the  Oakley  Trap  Club and the
                                                                       Tri-County Chapter of Pheasants Forever. He currently serves on the board of the Kansas Oil Marketers Association and was a past board  member of the  National  Texaco  Travel  Plaza
                                                                       Association and the National Texaco Wholesale Association.

David Mann (1),(3)         52     Farmer, Cattle         2004 Annual   Dave is an original  board member of Western  Plains Energy,
2334 Road 70                      Rancher                Meeting       L.L.C.  He has been a farmer  and a  cattle  rancher  in the
Quinter, KS 67752                                                      Quinter,  Kansas area for 31 years. He attended Kansas State
                                                                       University for two years.  He is a past member of the school board for the U.S.D.  293 School  District  and the board of the  Northwest Kansas  Educational  Service Center in Oakley
                                                                       Kansas.  He  is a  board  member  of  the  Northwest  Kansas
                                                                       Groundwater  Management  District #4. David is also a member of the Church of the  Brethren  in  Quinter,  Kansas and has
                                                                       served in various positions in the church.

                                                         Term of
  Name and Address         Age    Occupation             Office                               Background
--------------------       ---    --------------         ---------     ------------------------------------------------------------
Richard Sterrett (3)       60     Farmer, Businessman    2005 Annual   Richard  is an  original  board  member  of  Western  Plains
414 Main Street                                          Meeting       Energy, L.L.C. and also serves as CFO and Vice President. He
Quinter, KS 67752                                                      has been farming in the Quinter,  Kansas area since 1961. He was the owner of Sterrett Chemical Co. from 1968 to 2003, is a partner  in  Sunflower  Chemical  Co. and is the owner and manager of SCI Sales,  Inc. Richard attended Fort Hays State
                                                                       College.  Richard  currently  serves on the Ogallala Aquifer
                                                                       Management  Committee  to the  Governor  of Kansas.  He is a
                                                                       member of the Smoky Hill-Saline Basin Advisory  Committee to the Kansas Water Authority. Richard was the past chairman of the Board of  Trustee  of the Gove  County  Medical  Center,
                                                                       board member of the Northwest Kansas Groundwater  Management
                                                                       District,  the Kansas Fertilizer and Chemical  Institute and
                                                                       Williams Company's Dealer Advisory Council.

Jeff Torluemke (2)         45     Executive              2006 Annual   Jeff is an original  board member of Western  Plains Energy,
P.O. Box 474                      Vice-President of      Meeting       L.L.C.  and  serves as President. He was the Chief Executive
Hoxie, KS 67740                   the State Bank; Farmer               Officer of  the Company  until  November 12, 2003.  Jeff has been the Executive Vice-President of the State Bank of Hoxie since  1993.  From 1985  to 1993 he held  various  positions including  Chairman,  of the Peoples State Bank in Colby. He has also farmed in the Hoxie area since 1976.  Jeff received his  Bachelor of Science  degree in  Agricultural  Economics from  Colorado  State  University  in 1981. He has served as
                                                                       President of the Bankers Association of Northwest Kansas, on
                                                                       the   Agricultural   Committee   of   the   Kansas   Bankers
                                                                       Associations  and as the Exalted  Ruler of the Hoxie  Kansas
                                                                       Elks Lodge.

Class B and C Managers and Nominees

                                                         Term of
  Name and Address         Age    Occupation             Office                               Background
--------------------       ---    --------------         ---------     ------------------------------------------------------------
Ronald Blaesi (1),(2),(3)   56           Farmer          2004 Annual   Ronald is an original board member of Western Plains Energy,
HC 2, Box 86                                             Meeting       L.L.C.  He has been a cash  grain  farmer  since 1971 in the
Sharon Springs, KS                                                     Sharon  Springs  area of Kansas.  He  received a Bachelor of
67758                                                                  Science  degree in History from Kansas State  University  in
                                                                       1971. His previous ethanol  experience  started in 1980 with helping to form a small county ethanol  cooperative that has since terminated.  Ronald attended numerous short courses on ethanol  production.  He currently  is the  Secretary of the
                                                                       Board of  Directors  of the Kansas Corn  Commission  and has
                                                                       held  various   positions  in  the  National   Corn  Growers
                                                                       organization and the US Grain Council.  He previously served as President of the Wallace County Farm Bureau and Northwest
                                                                       Kansas Farm  Management  Association.  He has also served on the Board of Directors of the Wallace  County Farmers Union.
                                                                       Ronald  also  has  held  several  positions  in  county  and community  organizations  such as Wallace County  Historical
                                                                       Society and United Methodist Men.

Dave Vander Griend          52    President              2005 Annual   Mr.  Vander  Griend  was  elected  to the  Board at the last
310 N. First Street               and CEO of             Meeting       annual meeting. Dave is president and CEO of ICM, Inc.,  the
P.O. Box 397                      ICM, Inc.                            company that provided the process design  technology for our
Colwich, KS 67030                                                      ethanol plant.  He has occupied that position since 1995 and has worked in the ethanol  industry since 1978. ICM began as a  manufacturer  of  distillers'  grain  dryers for the fuel ethanol  industry and as a consultant to fuel ethanol plants currently in operation throughout the Midwest. ICM currently has  approximately  130 employees and has designed and built numerous fuel ethanol plants throughout the Midwest.

                                                         Term of
  Name and Address         Age    Occupation             Office                               Background
--------------------       ---    --------------         ---------     ------------------------------------------------------------
Robert Casper               49    President and chief    2006 Annual   Robert is an original board member of Western Plains Energy,
12700 Meadow Ct.                  executive officer of   Meeting       L.L.C.  He  received  in a degree in  Biology  from  Trinity
Wichita, KS 67206                 Ethanol Products, LLC                University  1977. Prior to joining Ethanol Products in 2000,
                                                                       Robert was an executive  vice  president  at Koch  Petroleum
                                                                       Group,  LP  for  seven  (7)  years  and  as  executive  vice president  with Koch  Carbon,  Inc.  for the prior  five (5)
                                                                       years.  Robert is  currently  a board  member of the Maurine
                                                                       Connelly Brinker Foundation.  He also served as the managing director of Koch Hydrocarbon Partnership,  B.V. from 1998 to
                                                                       1999,  as a director  of Koch Supply and  Trading,  LTD from
                                                                       1993 to 1999, as vice president of C. Reiss Holding  Company from  1986 to 1992 and as vice  president  of  Matador  Coal
                                                                       Company from 1988 to 1992.

Scott Foote                 29    Manager of Hoxie                     Scott  grew up on a farm in  Bucyrus,  Kansas.  He  moved to
P.O. Box 65                       Feedyard in Hoxie,                   Hoxie when his family  purchased  Hoxie Feedyard in 1997. He
Hoxie, KS  66740                  Kansas                               currently  acts as general  manager of the  Feedyard.  Scott graduated from Kansas State University in 1997 with a degree in  Agricultural  Economics  and is  currently  pursuing his masters degree in  Agricultural  Business over the internet.
                                                                       Scott is a member of Hoxie Elks Lodge,  Hoxie  Rotary  Club,
                                                                       Kansas    Cattlemen's    Association   and   R-CALF   United
                                                                       Stockgrowers of America.

________________________________________________________________________________

     (1)  Indicates nominee for manager at the annual meeting.
     (2)  Member of the Audit Committee.
     (3)  Member of the Risk Management Committee.
________________________________________________________________________________

     For purposes of clarity in the foregoing table, the 2005 annual meeting will be held in the spring of 2006 and the 2006 annual meeting will be held in the spring of 2007.

Nominating Committee and Procedures for Nominations to the Board of Managers

     The Board of Managers does not currently have a standing nominating committee to consider nominations to the Board; rather, that task has been delegated to an ad hoc committee consisting of Ben Dickman and Gary Johnson. Those individuals, along with the Company's Chief Executive Officer, are responsible for identifying candidates for nomination to the Board of Managers. In view of the Company's relatively recent organization and public offering, the Board is still evaluating the necessity for, responsibilities of, and composition of various committees, including a nominating committee. While the Board believes that the current structure is adequate, it will consider a more formal system to solicit nominees in the future.

     The Board has consistently maintained a policy of considering the nomination of candidates recommended by its members. Pursuant to that policy, Scott Foote has been nominated as a candidate for the Class B and C Manager at the upcoming meeting and included in the ballot attached to this information statement. Mr. Foote was recommended to the Board as a nominee by a member of the Company. The Board has also made it possible for members to "write in" candidates that they wish to elect.

     The Board of Managers also maintains a policy of reviewing and considering communications from its members on matters other than nominations to the Board. Officers of the Company periodically review such communications and determine, in their discretion, whether the communication addresses a matter that is appropriate for consideration by the Board. Board members may also attend the annual meeting of members and receive communications directly from members at that time. At the 2003 annual meeting, held in March 2004, all of the then-sitting managers attended the meeting.

Compliance with Section 16 of the Securities Exchange Act of 1934

     Based solely upon a review of Forms 3, 4 and 5 and related written representations received by the Company from its officers, directors and the holders of ten per cent or more of any class of its membership units, the Company does not believe that any individual or entity has failed to file any ownership reports required under Section 16 of the Securities Exchange Act of 1934 during the nine month transition period ended September 30, 2004 (the "Transition Period").

Security Ownership by Certain Beneficial Owners and Management

     The following table sets forth information with respect to the ownership of the Company's units by all officers and directors individually, all officers and directors as a group and all beneficial owners known to the Company to hold more than five per cent of any class of the Company's membership units. As of January 20, 2005, the Company had the following units issued and outstanding: 2,286 Class A units; 1,744 Class B units; and 50 Class C units.

     The following unit holders have sole voting and investment power with respect to the units, unless otherwise indicated:

Class       Name                                       Units    % of Class
--------    --------------------------------------     -----    ----------
Class A     Jeff Torluemke, Manager, Officer (1)          35        1.53%
Class A     Richard Sterrett, Manager, Officer (2)        48        2.10%
Class A     Brian Baalman, Manager (3)                   125        5.47%
Class A     Ronald Blaesi, Manager                        12        0.52%
Class A     Ben Dickman, Manager (4)                      24        1.05%
Class A     Gary Johnson, Manager                         14        0.61%
Class A     David Mann, Manager (5)                       14        0.61%
Class A     Managers and Officers as a group             272       11.89%

Class       Name                                       Units    % of Class
--------    --------------------------------------     -----    ----------

Class B     Jeff Torluemke, Manager, Officer             30        1.72%
Class B     Richard Sterrett, Manager, Officer (6)       16        0.92%
Class B     Gary Johnson, Manager (7)                    18        1.00%
Class B     Dave Vander Griend, Manager (8)             200       11.47%
Class B     Hoxie Feedyard, Inc., Member                360       20.64%
Class B     Roch Meier, Member                          100        5.73%
Class B     Managers and Officers as a group            264       15.14%

Class C     Robert Casper, Manager (9)                   50         100%
Class C     Managers and Officers as a group             50         100%

____________________________________________________________________________

     (1)  Includes five (5) Class A units owned by Mr. Torluemke's spouse.
     (2) Represents Class A units owned by Richard Sterrett Trust No. 9. Mr. Sterrett is the sole Trustee.
     (3) Includes 12 Class A units owned by the Baalman Feedyard Partnership and 12 Class A units owned by the B2C Partnership. The Baalman Feedyard Partnership is a Kansas general partnership. Its two partners are: B2C Partnership, a Kansas general partnership owned and controlled by two Kansas corporations, one solely owned by Mr. Baalman and one solely owned by his spouse; and the Gary and Janice Baalman, L.P.
     (4) Includes four (4) Class A units owned by BJ Ag Producers, Inc., a Kansas corporation. Mr. Dickman is the President and 50% owner of BJ Ag Producers, Inc. Mr. Dickman's spouse also owns 50% of BJ Ag Producers, Inc.
     (5)  Includes six (6) Class A units owned by Mr. Mann's spouse.
     (6) Includes 16 Class B units owned by Sunflower Chemical. Mr. Sterrett has a 50% ownership interest in Sunflower Chemical.
     (7) Includes eight (8) Class B units owned by Mitten, Inc. Mr. Johnson owns 51% of Mitten, Inc., and is the President and General Manager.
     (8) Represents the 200 Class B units owned of record by ICM, Inc. Mr. Vander Griend is the President, CEO and principal stockholder of ICM, Inc.
     (9) Represents the 50 Class C units owned of record by Ethanol Products, LLC. Mr. Casper is the President of Ethanol Products, LLC and has an 18.5% ownership interest in that entity.
________________________________________________________________________________

Changes in Control

     The Company knows of no arrangements, including the pledge of any units, that would result in a change in control of the Company.

Board of Managers' Meetings and Committees

     The Board of Managers held 12 meetings during the calendar year ended December 31, 2004. The following table reflects the meetings attended by each Manager during the past year:

                  Jeff Torluemke                     12
                  Richard Sterrett                   12
                  Robert Casper                       9
                  Gary Johnson                        9
                  Brian Baalman                      11
                  Ronald Blaesi                      11

                  Dave Mann                          10
                  Ben Dickman                        12
                  Dave Vander Griend                  6

Audit Committee Report

     The Board presently has two standing committees, the Audit Committee and the Risk Management Committee. The Audit Committee oversees the accounting procedures, reviews the financial statements of the Company and meets with the independent auditor when necessary. Ron Blaesi, Ben Dickman and Jeff Torluemke are members of this committee. The Risk Management Committee establishes and periodically reviews the Company's risk management policies with regard to the commodities used in its business and the sale of its ethanol.

     In the view of the Board of Managers, the members of the audit committee are each "independent" as defined by the listing requirements established and maintained by the Nasdaq Stock Market. Also in the view of the Board, the Audit Committee includes an "audit committee financial expert" within the meaning of Rule 401 of Regulation S-B of the Securities Act of 1933, as amended. That expert is Jeff Torluemke, who acquired that expertise in connection with this responsibilities at the State Bank at Hoxie where he serves as an officer. The audit committee did not meet separately as a committee in 2004, although it met with the entire Board and the independent accountants to discuss the matters set forth in the paragraph immediately below.

     The audit committee has reviewed and discussed the audited financial statements of the Company with management and discussed with the Company's independent auditor the matters required to be discussed by SAS 61. The committee has also received the written disclosures and the letter from the independent accountant required by Independence Standards Board Standard No. 1 and has discussed with the accountant the accountant's independence. Based on this review, the audit committee recommended to the Board of Managers that the audited financial statements of the Company for the Transition Period be included in the Company's Transition Report on Form 10-KSB for that period.

     The audit committee has not adopted a charter.

Management and Executive Officers

     The Company's Board of Managers is responsible for managing the business and operations of the Company. The Board of Managers has delegated some of that responsibility to certain executive officers. Officers of the Company serve at the pleasure of the Board of Managers. No officer has an employment contract with the Company. There is no family relationship between any of the Company's Managers or executive officers. Executive officers of the Company, and other significant employees of the Company, are identified below:

     Mike Erhart is the Chief Executive Officer and General Manager of Western Plains Energy, L.L.C., a position he has occupied since September 2003. Prior to joining the Company, Mike was the manager of five grain and fertilizer locations for Archer Daniels Midland Company for the past 13 years. Mike has managed numerous companies throughout his career since graduating from college. He is past president of Kansas Agri Retailers Association, Grant County Hospital Board, Grant County Home Care Board and numerous other community and state activities. He received a Bachelors degree in Biology from Emporia State University in 1978. Mike is a Kansas native and has lived in Kansas all his life.

     Richard Sterrett serves as our Chief Financial Officer and Vice-President. His biography is included under the Class A managers section above. Mr. Dickman serves as our Secretary and Mr. Torluemke serves as Board President. Their biographies are also included above.

     On January 18, 2005, the Board of Managers adopted a code of ethics for its chief executive officer, its principal financial and accounting officers, its controller and persons performing similar functions for the Company. The code is designed to promote honesty and integrity and to avoid conflicts of interest between personal and professional relationships in conducting the affairs of the Company. The Company will file a copy of this code with its next annual report and make available a copy of the code to its members in the future.

Compensation of Managers and Officers

Board of Managers
-----------------

     Each member of our Board of Managers receives $150 for each meeting attended in person and $50 for each committee meeting attended. The Company also reimburses the members for reasonable expenses incurred by them in carrying out their duties as Managers. Board Managers who are also members will receive the same membership benefits that other members receive.

Officers
--------

     The following table summarizes compensation paid by the Company to the Chief Executive Officer and each other executive officer whose compensation during the Transition Period exceeded $100,000:

                           SUMMARY COMPENSATION TABLE

                                                                                        Long Term Compensation
                                                                                ---------------------------------------
                                                Annual Compensation                          Awards            Payouts
                                      ----------------------------------------- ---------------------------- ---------- -----------
        (a)                (b)            (c)          (d)           (e)             (f)              (g)         (h)        (i)
                                                                                              Securities
                                                                                 Restricted   Underlying       LTIP       All Other
Name and Principal                                               Other Annual    Stock        Options/ SARs   Payouts   Compensation
     Position             Year         Salary ($)   Bonus ($)   Compen-sation    Award(s) ($)       (#)         ($)        ($)
-------------------- ---------------- ------------- ----------- --------------- ------------- -------------- ---------- -----------
Michael J. Erhart,   2003             $40,000           0             0               0              0           0          0
Chief Executive
Officer/General      Transition       $90,000           0             0               0              0           0          0
Manager              Period from
                     Jan. 1 to
                     Sept. 30,
                     2004(1)

________________________________________________________________________________

     (1) Excludes salary and any other compensation paid subsequent to the end of the Transition Period.
________________________________________________________________________________

Certain Relationships and Related Transactions

Ethanol Products, LLC
---------------------

     We sell all of the ethanol that we produce at our plant to Ethanol Products, LLC. In exchange, we receive the gross sales price of the ethanol, less the costs of transportation and storage and an administrative fee of $.01 per gallon of ethanol sold. During the nine-month Transition Period, we paid $225,899 in administrative fees to Ethanol Products. Mr. Robert Casper, a member of our Board of Managers and the owner of all of the outstanding Class C membership units, is the president of that entity and the owner of 18.5% of the ownership interest.

ICM, Inc.
---------

     We contracted with ICM, Inc. for the construction of our ethanol plant and the purchase of substantially all the equipment used in that facility. We have also contracted with ICM to construct an expansion to our plant. During the year ended December 31, 2003 and the Transition Period, we paid ICM an aggregate of $35,659,400 for the construction of our original plant, which amount includes a down payment of $250,000 for the commencement of work on our expansion. Mr. David Vander Griend, a member of our Board of Managers and the owner of more than 10% of the outstanding Class B membership units, is also the president and controlling shareholder of ICM.

     We contract with United Bio Energy Ingredients, LLC ("UBE") to sell the distillers' grains produced at our plant. Under the terms of our contract with UBE, we receive the gross selling price of the grain, less applicable transportation costs and a fee of two to two and one-half per cent of the selling price, depending on whether we sell distillers' wet grains or distillers' dried grains. During the Transition Period, we paid UBE a fee of $151,703 in connection with the sale of distillers' grains. UBE is owned by ICM.

     Our Board of Managers considers our arrangements with Ethanol Products and ICM to be no less favorable than could be obtained from an unaffiliated party.

Appointment of Auditor and Voting
---------------------------------

     On October 15, 2003, the Board of Managers approved the appointment of Stark, Winter, Schenkein & Co., LLP, as the principal accountant and independent auditor for the fiscal year ending December 31, 2003, and solicits the ratification of this appointment by the Company's members for the 2005 fiscal year. Neither such firm, any of its members nor any of its associates, has or has had during the past four years, any financial interest in the business or affairs, direct or indirect, or any relationship with the Company other than in connection with their duties as auditors and accountants.

     Prior to October 15, 2003, when it was dismissed by the Board of Managers, Eide Bailly, LLP acted as the principal accountant and independent auditor for the Company. During the Company's fiscal year ended December 31, 2002, for the period from July 10, 2001 (our inception) to December 31, 2001 and through October 15, 2003, there were no disagreements with Eide Bailly on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Eide Bailly's satisfaction, would have caused Eide Bailly to make reference to the subject matter of such disagreement in connection with Eide Bailly's report on the Company's financial statements for such year and period.

     Eide Bailly's letters to the Company's Board of Managers dated January 24, 2002 and January 14, 2003, respectively, advised that, in Eide Bailly's judgment, there were reportable conditions related to the Company's internal controls. The Company's Audit Committee has discussed these matters with Eide Bailly, and, in response, the Company employed additional bookkeeping staff, which began working in November 2003, and implemented additional appropriate internal controls.

     A representative from the firm of Stark, Winter, Schenkien & Co., LLP, is expected to be present at the annual meeting. Such representative will have the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions from members.

     The affirmative vote of a majority of the votes cast is required for the ratification of the appointment of the independent auditor. The Board of Managers recommends a vote FOR the ratification of the appointment of the independent auditors.

Audit Fees
----------

     The aggregate fees billed for the Transition Period for professional services rendered by the principal accountant for the audit of the Company's annual financial statement and the review of the financial statements included in the Company's Form 10-Q, and services normally provided by the accountant in connection with statutory and regulatory filings or engagements was $36,720.

Tax Fees
--------

     The aggregate fees billed for the Transition Period for professional services rendered by the accountant for tax compliance, tax advice and tax planning was $5,434.

                                  Annual Report

     The Transition Report on Form 10-KSB for the period ended September 30, 2004 for Western Plains Energy, L.L.C. has been mailed to each member with this information statement.

                 Members' Proposals for the 2005 Annual Meeting

     Any member proposal intended to be considered for inclusion in the information statement for presentation at the 2005 annual meeting of members must be received by the Company no later than December 15, 2005. It is suggested that the proposal be submitted by certified mail-return receipt requested. Members who intend to present a proposal at the 2005 annual meeting of members without including such proposal in the Company's information statement must provide us with a notice of such proposal no later than January 15, 2006. We reserve the right to reject, rule out of order or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                                 Other Business

     The Board of Managers knows of no other matter to be acted upon at the 2004 annual meeting.

                                 BY ORDER OF THE BOARD OF MANAGERS

                                 /s/ Ben Dickman
                                 -----------------------------------------------
                                 Ben Dickman, Secretary of the Board of Managers


TO BE CERTAIN THAT YOUR CAPITAL UNITS WILL BE COUNTED IN THE SELECTION OF THE BOARD OF MANAGERS AND RATIFICATION OF THE AUDITORS, WE URGE YOU TO COMPLETE AND MAIL-IN THE ENCLOSED MAIL-IN BALLOT AND ATTEND THE ANNUAL MEETING.

CLASS A MEMBER MAIL-IN BALLOT

                          WESTERN PLAINS ENERGY, L.L.C.
                               2004 ANNUAL MEETING
                                  March 1, 2005

By signing below, I certify that:

         I am either the owner or authorized representative of the owner of Class A capital units of Western Plains Energy, L.L.C. and have full power and authority to one vote for the nominees listed below, regardless of the number of units that are owned; and

         I vote such capital units on the following matters as set forth below.

                     [X] Please mark vote as in this example

                              ELECTION OF MANAGERS

[___] FOR all of the Class A nominees listed below (except as indicated) to serve a three year term:

                  BRIAN  BAALMAN
                  DAVID  MANN

[___] WITHHOLD vote for ALL nominees listed above


[___] WITHHOLD vote for the individual nominee listed below:


________________________________________________________________________________
                           (print name of individual)

[___] FOR one or two nominees of your choice


________________________________________________________________________________
                             (print name of nominee)

 YOUR BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH CLASS A NOMINATED MANAGER



                              APPROVAL OF AUDITORS

Indicate your vote with respect to the ratification of the appointment of Stark, Winter, Schenkein & Co., LLP as the Company's independent accountants for the fiscal year ending September 30, 2005.

[___] FOR ratification of the auditors

[___] AGAINST ratification of the auditors

[___] ABSTAIN with respect to ratification of the auditors


     WHEN PROPERLY EXECUTED THIS MAIL-IN BALLOT WILL BE COUNTED AS VOTED OR, IF NO DIRECTION IS GIVEN, WILL BE TREATED AS WITHHOLDING YOUR VOTE WITH REGARD TO THE NOMINEES FOR THE BOARD OF MANAGERS AND AS AN ABSTENTION WITH REGARD TO THE RATIFICATION OF THE APPROVAL OF THE AUDITORS

     PLEASE VOTE, DATE, SIGN AND RETURN THIS MAIL-IN BALLOT BEFORE FEBRUARY 25, 2005 TO MAPES and MILLER CPAs, P.O. BOX 412, QUINTER, KS 67752, BY MAILING THE MAIL-IN BALLOT IN THE ENCLOSED PRE-ADDRESSED STAMPED ENVELOPE, BY FAXING IT TO 785-754-2112 OR BY HAND DELIVERING IT TO MAPES and MILLER CPAs, 230 MAIN STREET, QUINTER, KS.


     The undersigned acknowledges receipt from the Company of (1) the notice of the annual meeting of members dated January 26, 2005, and (2) the information statement dated January 26, 2005.


________________________________________________________________________________
Signature of Unit Holder or Authorized Person

________________________________________________________________________________
Please Print Name

________________________________________________________________________________
Title (if Applicable)

________________________________________________________________________________
Date

INSTRUCTIONS: If you are signing as an individual, please sign exactly as your name appears on the membership list. If you are signing as an attorney, executor, administrator, trustee, guardian, corporate officer or other authorized person, please give your full title. If units are held jointly, the signatures of all owners are required.

CLASS B AND C MEMBER MAIL-IN BALLOT

                          WESTERN PLAINS ENERGY, L.L.C.
                               2004 ANNUAL MEETING
                                  March 1, 2005

By signing below, I certify that:

     I am either the owner or authorized representative of the owner of ______ Class B or _______ Class C capital units of Western Plains Energy, L.L.C. and have full power and authority to vote such capital units for the nominee listed below, and

     I may cast one vote for each capital unit that I own or am representing.

     [X] Please mark vote as in this example

                    ELECTION OF MANAGERS (vote for only one)

[___]FOR the Class B and C Manager nominee listed below (except as indicated) to serve a three year term:

                  RONALD BLAESI

[___]FOR the Class B and C Manager nominee listed below (except as indicated) to serve a three year term:

                  SCOTT FOOTE

[___]WITHHOLD vote for BOTH nominees listed above


[___]FOR one nominee of your choice

     ___________________________________________________________________________
                             (print name of nominee)


           YOUR BOARD RECOMMENDS A VOTE FOR THE ELECTION OF RON BLAESI
                     AS THE CLASS B and C NOMINATED MANAGER


                              APPROVAL OF AUDITORS

Indicate your vote with respect to the ratification of the appointment of Stark, Winter, Schenkein & Co., LLP as the Company's independent accountants for the fiscal year ending September 30, 2005.

[___] FOR ratification of the auditors

[___] AGAINST ratification of the auditors

[___] ABSTAIN with respect to ratification of the auditors


     WHEN PROPERLY EXECUTED THIS MAIL-IN BALLOT WILL BE COUNTED AS VOTED OR, IF NO DIRECTION IS GIVEN, WILL BE TREATED AS WITHHOLDING YOUR VOTES WITH REGARD TO THE NOMINEE FOR THE BOARD OF MANAGERS AND AS AN ABSTENTION WITH REGARD TO THE RATIFICATION OF THE APPROVAL OF THE AUDITORS

     PLEASE VOTE, DATE, SIGN AND RETURN THIS MAIL-IN BALLOT BEFORE FEBRUARY 25, 2005 TO MAPES and MILLER CPAs, P.O. BOX 412, QUINTER, KS 67752, BY MAILING THE MAIL-IN BALLOT IN THE ENCLOSED PRE-ADDRESSED STAMPED ENVELOPE, BY FAXING IT TO 785-754-2112 OR BY HAND DELIVERING IT TO MAPES and MILLER CPAs, 230 MAIN STREET, QUINTER, KS.

     The undersigned acknowledges receipt from the Company of (1) the notice of the annual meeting of members dated January 26, 2005, and (2) the information statement dated January 26, 2005.


________________________________________________________________________________
Signature of Unit Holder or Authorized Person


________________________________________________________________________________
Please Print Name


________________________________________________________________________________
Title (if Applicable)


________________________________________________________________________________
Date


INSTRUCTIONS: If you are signing as an individual, please sign exactly as your name appears on the membership list. If you are signing as an attorney, executor, administrator, trustee, guardian, corporate officer or other authorized person, please give your full title. If units are held jointly, the signatures of all owners are required.